J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Growth Long/Short Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated May 20, 2014

to the Statement of Additional Information dated February 28, 2014

All references to the JPMorgan Growth Long/Short Fund and related information are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-GLS-514